ACI Worldwide Quarterly and Full Year Results December 31, 2016 March 2, 2017 Exhibit 99.2

Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

YEAR IN REVIEW Phil Heasley Chief Executive Officer

2016 in Review Accelerating interest in Universal Payments New bookings grew 6% and total bookings up 16% in 2016, CFS and FX adj Significant new logo wins Signed largest contract in company history Divested non-strategic CFS assets Went live with new European data center Providing 2017 guidance

FINANCIAL REVIEW Scott Behrens Chief Financial Officer

Key Takeaways from the Quarter Bookings Key Universal Payments contract representing the largest deal in our history Signed three new BASE24-eps deals during the quarter One each in Americas, EMEA and Asia Pacific regions Signed Immediate Payments deal with Rabobank Term extension bookings doubled from last year Revenue Revenue of $343 million, up 21% over Q4 2015, FX, CFS & PAY.ON adjusted Adjusted EBITDA Adjusted EBITDA of $160 million, up 46% from Q4 2015, ex CFS Debt and Liquidity Ended the year with $76 million in cash and $753 million in debt $78 million remaining on share buy-back authorization In February, we refinanced our existing debt facilities with a five-year $915 million credit facility on very favorable market terms. The credit facility consists of $415 million term loan and expanded $500 million revolver.

Key Takeaways from the Year Bookings 2016 new bookings up 6% over 2015, FX adjusted and excluding our CFS business Backlog 60-month backlog of $4.0 billion, up $126 million from 2015, after adjusting for FX fluctuations and the sale of our CFS assets Revenue Revenue up 4% over 2015, FX, CFS & PAY.ON adjusted Recurring revenue representing 71% of total revenue Adjusted EBITDA Adjusted EBITDA of $241 million, down from $247 million in 2015 excluding CFS Operating Free Cash Flow Operating free cash flow of $72 million, down from $143 million in 2015 excluding CFS Cash flows impacted by timing of renewals resulting in approximately $61 million higher accounts receivable compared to 2015 resulting in lower cash flow. Accounts Receivable is down $77 million since year end. Debt and Liquidity Received cash proceeds of $200 million and recognized a $93 million after-tax gain on the sale of CFS assets Paid down $185 million of debt during the year Repurchase $60 million of ACI shares during the year

2017 Guidance Guidance 2016 pro forma adjusted to exclude CFS business and reflect fx rate changes New bookings growth expected to be in the upper single digits Revenue and Adjusted EBITDA phasing by quarter consistent with seasonal history Q1 revenue expected to be $215 to $220 million, representing 3-5% organic growth, CFS and FX adjusted 2016 Actual Deduct CFS 2016 Actual FX Impact 2016 Proforma 2017 Non-GAAP Guidance Implied Growth Rate exc. CFS Low High Revenue 1,006 (15) 990 (10) 981 1,000 1,025 2-5% Adjusted EBITDA 242 (1) 241 - 241 250 255 4-6% Adjusted EBITDA % 28% 29% 29% ~100 bps $'s in millions Foreign currency rates as of 12/31/16 Adjusted EBITDA % computed net of interchange of $155 million and $144 million for 2017 and 2016, respectively

2017 Guidance Other Guidance Assumptions Interest expense of $36 million and cash interest of $33 million Capital expenditures to be $55-$60 million Depreciation and amortization expected to approximate $105-$110 million Non-cash compensation expense of approximately $36 million Pass through interchange revenues to approximate $155 million Cash taxes expected to approximate $25-$30 million Diluted share count to approximate 119 million (excluding future share buy-back activity) These metrics exclude approximately $14 million in one-time integration related expenses for PAY.ON, the CFS divestiture and data center and facilities consolidation, down from $20 million in 2016 We continue to operate under a Transition Services Agreement (TSA) whereby Fiserv reimburses ACI for the direct costs of operating the CFS platforms for a period of time

APPENDIX

Monthly Recurring Revenue

Historic Bookings By Quarter New Accounts / New Applications 3/31/2014 $170,212 $36,928 $84,974 $48,311 22% 50% 28% 6/30/2014 $234,346 $44,321 $106,056 $83,969 19% 45% 36% 9/30/2014 $250,802 $63,396 $94,071 $93,336 25% 38% 37% 12/31/2014 $391,120 $99,972 $172,387 $118,761 26% 44% 30% 3/31/2015 $210,200 $38,555 $72,977 $98,668 18% 35% 47% 6/30/2015 $291,657 $32,919 $144,054 $114,683 11% 49% 39% 9/30/2015 $294,270 $22,916 $143,933 $127,420 8% 49% 43% 12/31/2015 $443,547 $173,206 $124,224 $146,118 39% 28% 33% 3/31/2016 $230,178 $67,680 $85,501 $76,997 29% 37% 33% 6/30/2016 $198,174 $26,050 $99,306 $72,818 13% 50% 37% 9/30/2016 $268,949 $88,047 $86,631 $94,271 33% 32% 35% 12/31/2016 $596,258 $69,566 $208,885 $317,807 12% 35% 53% Total Bookings New Accounts / New Applications Add-on Business inc. Capacity Upgrades & Services Term Extension Dec YTD 16 $1,293,559 $251,344 $480,323 $561,892 Dec YTD 15 $1,239,673 $267,596 $485,188 $486,889 Variance $53,886 ($16,252) ($4,865) $75,003 Quarter-End Add-on Business inc. Capacity Upgrades & Services Term Extension Total Bookings Bookings Mix by Category

New Bookings Channel Qtr Ended Dec 16 Qtr Ended Dec 15 % Growth or Decline Americas $168,885 $178,855 -5.6% EMEA 80,478 88,564 -9.1% Asia-Pacific 29,088 30,011 -3.1% New Bookings $278,451 $297,429 -6.4% CFS - 24,769 - New Bookings (ex CFS) $278,451 $272,660 2.1% New Bookings

Non-GAAP Operating Income (Loss) Non-GAAP Operating Income (millions) 2016 2015 Operating income $221.1 $127.9 Plus: Deferred revenue fair value adjustment 0.1 0.7 Gain on sale of CFS assets (151.5) - Employee related actions 6.6 6.3 Facilities related actions 5.2 - Significant transaction related expenses 8.6 8.7 Non-GAAP Operating income $ 90.1 $ 143.6 Year Ended December 31, Non-GAAP Operating Income (millions) 2016 2015 Operating income $120.3 $74.0 Plus: Deferred revenue fair value adjustment - 0.1 Employee related actions 1.0 2.4 Facilities related actions 0.1 - Significant transaction related expenses 0.6 3.4 Non-GAAP Operating income $ 122.0 $ 79.9 December 31, Quarter Ended

Adjusted EBITDA – Q4 Adjusted EBITDA (millions) 2016 2015 Net income $66.7 $43.8 Plus: Income tax expense (benefit) 43.2 18.9 Net interest expense, net 10.1 10.1 Net other expense (income) 0.3 1.3 Depreciation expense 6.5 5.7 Amortization expense 21.2 20.8 Non-cash compensation expense 9.8 8.3 Adjusted EBITDA $157.8 $108.9 Deferred revenue fair value adjustment - 0.1 Employee related actions 1.0 2.4 Facilities related actions 0.1 - Significant transaction related expenses 0.6 3.4 Adjusted EBITDA excluding significant transaction related expenses $ 159.5 $ 114.8 Adjusted EBITDA excluding CFS impact (millions) 2016 2015 Total Adjusted EBITDA $159.5 $114.8 CFS Adjusted EBITDA - (5.2) Total Adjusted EBITDA excluding CFS impact $ 159.5 $ 109.6 Quarter Ended December 31, December 31, Quarter Ended

Adjusted EBITDA – Year Adjusted EBITDA (millions) 2016 2015 Net income $129.5 $85.4 Plus: Income tax expense 56.0 27.9 Net interest expense 39.6 41.0 Net other expense (income) (4.1) (26.4) Depreciation expense 22.6 21.7 Amortization expense 80.9 75.8 Non-cash compensation expense 43.6 18.4 Adjusted EBIDTA $368.1 $243.8 Deferred revenue fair value adjustment 0.1 0.7 Gain on sale of CFS assets (151.5) - Employee related actions 6.6 6.3 Facilities related actions 5.2 - Significant transaction related expenses 8.6 8.7 Adjusted EBIDTA excluding significant transaction related expenses $ 237.1 $ 259.5 Adjusted EBITDA excluding CFS impact (millions) 2016 2015 Total Adjusted EBITDA $237.1 $259.5 CFS Adjusted EBITDA (1.2) (12.1) Retained indirect costs during TSA period 4.9 - Total Adjusted EBITDA excluding CFS impact $ 240.8 $ 247.4 Year Ended December 31, Year Ended December 31,

Operating Free Cash Flow * Tax effected at 35% Reconciliation of Operating Free Cash Flow (millions) 2016 2015 Net cash provided by operating activities $99.8 $183.1 Net after-tax payments associated with employee-related actions 5.2 5.0 Net after-tax payments associated with facility closures 0.6 0.4 Net after-tax payments associated with significant transaction related expenses 6.1 3.3 Less capital expenditures (63.1) (48.9) Plus capital expenditures for European datacenter and cyber security 23.4 - Operating Free Cash Flow $72.0 $142.9 Year Ended December 31, Reconciliation of Operating Free Cash Flow (millions) 2016 2015 Net cash provided by operating activities $35.0 $64.1 Net after-tax payments associated with employee-related actions 1.1 2.0 Net after-tax payments associated with facility closures 0.3 - Net after-tax payments associated with significant transaction related expenses 0.3 1.1 Less capital expenditures (9.4) (17.3) Plus capital expenditures for European datacenter and cyber security 3.9 - Operating Free Cash Flow $31.2 $49.9 Quarter Ended December 31,

60-Month Backlog Quarter Ended Backlog 60-Month (millions) December 31, December 31, 2016 2015 Americas $2,872 $3,086 EMEA 831 898 Asia/Pacific 313 318 Backlog 60-Month $4,016 $4,302 Deferred Revenue $155 $171 Other 3,861 4,131 Backlog 60-Month $4,016 $4,302

Backlog as a Contributor of Quarterly Revenue Backlog from monthly recurring revenues and project go-lives continues to drive current quarter GAAP revenue Revenue from current quarter sales consistent with prior quarters Revenue Qtr Ended Dec 16 Qtr Ended Dec 15 % Growth or Decline Revenue from Backlog $310,896 $287,111 8.3% Revenue from Bookings 31,834 21,526 47.9% Total Revenue $342,730 $308,637 11.0% Revenue from Backlog 91% 93% Revenue from Bookings 9% 7% Revenue

EPS Impact of Non-Cash and Significant Transaction Related Items

Contract Duration Metric Represents dollar average remaining contract life (in years) for term license software contracts Excludes perpetual contracts (primarily heritage S1 licensed software contracts) Excludes all hosted contracts as both cash and revenue are ratable over the contract term

Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries, significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: Non-GAAP revenue: revenue plus deferred revenue that would have been recognized in the normal course of business if not for GAAP purchase accounting requirements. Non-GAAP revenue should be considered in addition to, rather than as a substitute for, revenue. Non-GAAP operating income: operating income plus deferred revenue that would have been recognized in the normal course of business if not for GAAP purchase accounting requirements and significant transaction related expenses and less the pre-tax gain on the divestiture of CFS. Non-GAAP operating income should be considered in addition to, rather than as a substitute for, operating income. Adjusted EBITDA: net income plus income tax expense, net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business if not for GAAP purchase accounting requirements and significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income.

Non-GAAP Financial Measures ACI is also presenting operating free cash flow, which is defined as net cash provided by operating activities, plus payments associated with acquired opening balance sheet liabilities, net after-tax payments associated with employee-related actions and facility closures, net after-tax payments associated with significant transaction related expenses and less capital expenditures plus capital expenditures for European data center and cyber security. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. ACI also includes backlog estimates, which include all license, maintenance, services, and hosting specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.

Non-GAAP Financial Measures Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. License, facilities management, and software hosting arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. Non-recurring license arrangements are assumed to renew as recurring revenue streams. Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar. Our pricing policies and practices are assumed to remain constant over the 60-month backlog period.   Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including, but not limited to, reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period.   Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue.

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements in this presentation include, but are not limited to, statements regarding: Accelerating interest in Universal Payments; Expectations regarding 2017 financial guidance related to revenue, adjusted EBITDA and full year new bookings growth; Expectations regarding Q1 2017 revenue.

Forward-Looking Statements All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, the success of our Universal Payments strategy, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with PAY.ON, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our ability to protect customer information from security breaches or attacks, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, exposure to credit or operating risks arising from certain payment funding methods, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, volatility in our stock price, our pending appeal of the $43 million judgement, plus $2.7 million of attorney fees and costs awarded against us in the BHMI litigation, and potential claims associated with our sale and transition of our CFS assets and liabilities. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.